Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lester Wong, Senior Vice President, Chief Financial Officer and General Counsel of Kulicke and Soffa Industries, Inc., do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.
the Annual Report on Form 10-K of Kulicke and Soffa Industries, Inc. for the fiscal year ended September 28, 2019 (the “Fiscal 2019 Form 10-K”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Fiscal 2019 Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Kulicke and Soffa Industries, Inc.

Date: November 15, 2019	By:	/s/ LESTER WONG
Lester Wong
Senior Vice President, Chief Financial Officer and General Counsel